Exhibit 10.57

BR SPRINGHOUSE MANAGING MEMBER, LLC

ASSIGNMENT OF

MEMBERSHIP INTEREST

Effective as of the 27th day of June, 2012, for value received, BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company (“Assignor”), a member of BR SPRINGHOUSE MANAGING MEMBER, LLC, a Delaware limited liability company (the "Company”), hereby sells, assigns and transfers unto BEMT SPRINGHOUSE, LLC, a Delaware limited liability company, all of its right, title, and interest in one percent (1%) of its membership interests in the Company, together with any and all claims, title, interests, entitlements, capital account balances, distributions, and other rights related to such membership interest (the “Interest”).

IN WITNESS WHEREOF, Assignor has duly authorized and executed this assignment effective as of the date first written above.

ASSIGNOR

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC,
a Delaware limited liability company

By: Bluerock Real Estate, L.L.C., its manager

By:	/s/ Jordan S. Ruddy
Name:	Jordan S. Ruddy
Title:	Authorized Signatory